               PACIFIC

               EUROPEAN

                GROWTH

                 FUND

                [LOGO]

                 1995

           SEMIANNUAL REPORT

                                TABLE OF CONTENTS


PACIFIC-EUROPEAN GROWTH FUND

Pacific-European Growth Fund is an open-end mutual fund seeking investment opportunities primarily in the Pacific Basin and Europe. The fund's investment objective is long-term capital appreciation; any current income realized is incidental. To reach its objective, the fund invests primarily in common stocks of companies in the Pacific Basin (for example, Japan, Hong Kong, Malaysia, Singapore, South Korea and Thailand) or Europe (including Eastern Europe). Up to 25% of the fund's total assets may also be invested in other areas of the world. The fund does not invest in common stock of U.S. companies.


SHAREHOLDER SERVICES . . . . . . . . 1
LETTER TO SHAREHOLDERS . . . . . . . 2
INVESTMENTS IN SECURITIES. . . . . . 7
FINANCIAL STATEMENTS AND NOTES . . . 9

MANAGEMENT EXPERIENCE

Piper Capital Management Incorporated has retained an experienced international money manager, Edinburgh Fund Managers plc, to act as subadviser to the fund. Edinburgh Fund Managers Group plc is a holding company with three wholly owned operating subsidiaries. The main operating subsidiary is Edinburgh Fund Managers plc, which provides investment services to institutional clients and investment management services to closed- and open-end funds and discretionary funds, including pension plans and charities. Edinburgh Fund Managers Group plc is a publicly listed company established in 1969 and a majority-owned subsidiary of the British Investment Trust plc, a Scottish closed-end investment company which was founded in 1889. Pacific-European Growth Fund is co-managed by the following people: Lloyd Beat, account manager; Iain Watt, group chief executive and fund director; Mike Balfour, chief investment director and fund director; Jeremy Whitley, Pacific Basin portfolio manager; Christian Albuisson, European portfolio manager; Miranda Tulloch, Japanese portfolio manager; Robin Watson, Latin America portfolio manager; Ralph Woodford, United Kingdom large-company portfolio manager; and Barry Hutcheon, United Kingdom small-company portfolio manager.






THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PACIFIC-EUROPEAN GROWTH FUND, BUT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUND.

                              SHAREHOLDER SERVICES


AS A SHAREHOLDER IN PIPER GLOBAL FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.

LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.*
Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
Defer taxes on earnings in a taxable fund by contributing up to $2,000 annually to your IRA. Deductibility of contributions depends on your adjusted gross income and amounts invested in employer-sponsored plans.

SMALL BUSINESS PLANS
If you have a corporation or small business, you can make tax-deductible contributions to a tax-sheltered retirement account through a qualified plan, where all earnings grow tax-deferred.

401(K) PLANS
You pay no sales charge if shares are purchased through your employer's 401(k) plan.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray was to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.

*AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                          PACIFIC-EUROPEAN GROWTH FUND


October 16, 1995


Dear Shareholders:


WORLD MARKETS REMAINED FAIRLY STRONG DURING THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995, DESPITE RELATIVELY SLOW ECONOMIC GROWTH. Pacific-European Growth Fund responded positively to worldwide events with a net asset value total return of 9.66%, which includes reinvested distributions but not the fund's sales charge.* This compares to the European, Australian, Far East (EAFE) Index** return of 9.50%. The fund's outperformance of the EAFE Index was largely due to the fund's underweighting in Japan, which had lower returns than many other regions. During this period, the best performing region was Latin America which continued to recover from the economic crisis brought on by last year's devaluation of the Mexican peso. European markets, particularly the United Kingdom, experienced strong gains and responded positively to rising interest rates. The Japanese market continued to weaken until June; however, investor sentiment began to improve in July as government officials began implementing significant monetary policies designed to prevent the economy from slipping back into a recession.

THE FUND BENEFITED FROM ITS POSITIONS IN THE PACIFIC BASIN (EXCLUDING JAPAN) WHERE MARKETS PERFORMED WELL AS INTEREST RATES IN THE UNITED STATES AND SEVERAL OTHER COUNTRIES REACHED THEIR PEAKS AND STARTED TO DECLINE. Despite a concern over rising inflation, economic growth in this region remained strong. Australia, which has recently benefited from a high demand for resources and a rise in commodity prices, was the region's best performing country. Boosted by the perception that U.S. interest rates had reached their peak, Hong Kong also performed well. In addition, the economic slowdown evident in China has been positive for the Hong Kong market. We believe Hong Kong will continue to offer value to the fund particularly if U.S. interest rates decline further. The fund's investments in Taiwan had a slightly negative impact on the fund as this country's economy suffered due to political tensions with China; however, we expect the Taiwan market to recover as political tensions subside. We have been reducing the fund's exposure to the Philippines, Thailand and Malaysia due to concerns over high inflation in these economies.

RECENT ECONOMIC POLICY ACTIONS BY JAPANESE AUTHORITIES ARE BEGINNING TO ADDRESS THE SERIOUS ECONOMIC PROBLEMS THE COUNTRY HAS BEEN FACING. Monetary policy has loosened and the yen has weakened, causing a rally in the stock market. We believe these developments will relieve deflationary pressures and will lead to swifter and stronger economic growth. Severe debt problems still exist in Japan, but authorities

[IAIN WATT PHOTO]
FPO
73%

[MIKE BALFOUR PHOTO]
FPO
40%

Iain Watt (above)
IS GROUP CHIEF EXECUTIVE OF EDINBURGH FUND
MANAGERS PLC AND A CO-MANAGER OF PACIFIC-EUROPEAN
GROWTH FUND.

Mike Balfour (below)
IS CHIEF INVESTMENT DIRECTOR AT EDINBURGH FUND
MANAGERS PLC AND A CO-MANAGER OF PACIFIC-EUROPEAN
GROWTH FUND.



*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED INDEX OF SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, AUSTRALIA, AND THE FAR EAST.

                          PACIFIC-EUROPEAN GROWTH FUND


VALUE OF $10,000 INVESTED

[GRAPH]

If you had invested $10,000 in the fund in April 1990 and held it through August 31, 1995, reinvesting all distributions, your investment would have grown to $13,669. Pacific-European Growth Fund results reflect the fund's maximum 4% sales charge, as if it was applied since the fund's inception. This fund operated as a closed-end fund until August 31, 1992. In comparing the fund to the EAFE Index and the Lipper Average, keep in mind that the fund's performance reflects the sales charge, while no such charges are reflected in the index or the average. Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURNS+
(THROUGH 8/31/95; INCLUDES 4% SALES CHARGE)

One-Year . . . . . . . . . . . . . . -5.55%
Five-Year. . . . . . . . . . . . . .  8.64%
Since Inception (4/27/90). . . . . .  6.83%

+ DURING THESE PERIODS, PIPER CAPITAL WAIVED CERTAIN EXPENSES. IF THESE EXPENSES HAD NOT BEEN WAIVED, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN LOWER.


are taking steps to deal with the issue, such as discussing tax breaks and tax write-offs. While Japan's new policy actions have helped the country's economy so far, the country is still facing an economic crisis and further action will need to be taken to boost the economy and reassure investors. Because we believe the policies currently being implemented, if continued, will be sufficient to stimulate the economy and ensure recovery, we increased the fund's weighting in Japan from 32% at the end of February to 37% by the end of August.

FOLLOWING SLUGGISH PERFORMANCE IN THE BEGINNING OF THE YEAR, EUROPEAN STOCK MARKETS SHOWED STRENGTH ALONG WITH THE IMPROVING BOND MARKETS. The fund benefited from its investments in the United Kingdom - its second largest country weighting - as the area's economic growth forecasts increased and its economy continued to strengthen. In addition, the fund's investments in Switzerland, Norway and the Netherlands also proved positive as these countries experienced strong export and earnings growth. On the other hand, French stock markets continued to perform poorly as the country suffered from tight monetary policies and as the newly appointed government quickly lost its credibility. Because we don't believe conditions in France are likely to improve in the near future, we have reduced the fund's weighting in this country. Unfortunately, European economies continue to slow as they are plagued by unfavorable exchange rates, tight monetary conditions and high interest rates - all of which have taken their toll on economic growth. However, these factors may result in lower interest rates which would have a positive impact on these economies.

PACIFIC-EUROPEAN GROWTH FUND
PORTFOLIO COMPOSITION BY REGION
AUGUST 31, 1995

[PIE CHART]

Investment categories reflect percentage of total assets.
See map on page 5 for portfolio composition by country.

EAFE INDEX PORTFOLIO COMPOSITION BY REGION
AUGUST 31, 1995

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

                          PACIFIC-EUROPEAN GROWTH FUND


THE FUND'S EXPOSURE TO LATIN AMERICA CONTRIBUTED TO ITS POSITIVE PERFORMANCE AS THE REGION'S ECONOMIES CONTINUED TO RECOVER AND INVESTOR SENTIMENT IMPROVED. The Mexican government has implemented monetary policies that have begun to stabilize the peso and reduce inflation. In addition, Mexico is benefiting from increased tourism as a result of the peso devaluation. Argentina, Chile and Mexico have been helped by falling interest rates and growing economies which, in turn, have strengthened investor sentiment. Colombia is also performing well due to falling interest rates and improving political stability within the country. We believe this positive trend in Latin America will persist, and we will likely increase the fund's exposure to this region in the next six months.

LOOKING AHEAD, WE BELIEVE JAPAN REPRESENTS THE BEST OPPORTUNITY FOR PERFORMANCE. Although the country's economy has begun to recover, we feel the Japanese markets are still undervalued compared to levels they reached at the beginning of 1995. In addition, we believe the new economic policy actions should restore corporate profitability and will have a positive impact on the Japanese stock market. Therefore, we intend to remain heavily weighted in Japan. The Pacific Basin markets appear least likely to improve in the near term as inflationary fears are likely to persist. However, we feel Hong Kong will continue to offer value and we expect to increase the fund's weighting in this country.

Thank you for your investment in Pacific-European Growth Fund. We remain committed to providing you with top-quality investment management and service and look forward to helping you achieve your long-term financial goals.

Sincerely,

/s/ Iain Watt

Iain Watt
Manager, Edinburgh Fund Managers


/s/ Michael Balfour

Mike Balfour
Manager, Edinburgh Fund Managers


/s/ William H. Ellis

William H. Ellis
President, Piper Capital Management

                          PACIFIC-EUROPEAN GROWTH FUND



PORTFOLIO COMPOSITION BY COUNTRY
AUGUST 31, 1995
(AS A PERCENTAGE OF TOTAL ASSETS)

EUROPE

                                      [MAP]


PACIFIC BASIN

                                      [MAP]


LATIN AMERICA

                                      [MAP]

                          PACIFIC-EUROPEAN GROWTH FUND

TEN LARGEST HOLDINGS
AUGUST 31, 1995
(PERCENTAGE OF NET ASSETS)

MORI SEIKI
JAPAN, 2.1%

Mori Seiki is a major machine tool manufacturer with a strong global sales network. The company is experiencing strong order growth as companies increase their manufacturing related capital expenditures.


MITSUI FUDOSAN
JAPAN, 2.1%

Mitsui Fudosan is one of the largest real estate developers in Japan and a member of the Mitsui Industrial Group. Despite falling over 45% from their peak, real estate prices are well positioned to recover in 1995.


NOMURA
JAPAN, 2.0%

Nomura is Japan's largest securities firm. The company's earnings are positioned to improve significantly as the stock market recovers and trading volumes increase.


MITSUI TRUST
AND BANKING
JAPAN, 1.8%

Mitsui Trust and Banking was the first trust bank established in Japan. The company is actively trying to correct the problems they have had with bad loans, while restructuring and reducing costs.


HONDA MOTOR
JAPAN, 1.7%

Honda, as well as an automobile manufacturer, is the world's leading motorcycle manufacturer. The company should benefit from reorganization of production systems and an impressive new model line.


SONY CORPORATION
JAPAN, 1.6%

Sony is a global consumer electronics manufacturer. The company will benefit from strong product sales worldwide while continuing its restructuring program.


PHILIPPINE LONG DISTANCE TELEPHONE
PHILIPPINES, 1.6%

Philippine Long Distance Telephone is the oldest and largest company offering telephone services in the Philippines. In order to maintain its dominant position, the company plans to add two million new telephone lines by the year 2001. This will lead to increased revenue and profit.


ISETAN
JAPAN, 1.6%

Isetan is a Tokyo based department store that targets the younger generation. The company has one of the lowest exposures to corporate sales, the area hardest hit by the recession. There are signs that consumption is improving, especially in the clothing area where the company has a high exposure relative to most competitors.


NIPPON TELEGRAPH AND TELEPHONE
JAPAN, 1.6%

Nippon Telegraph and Telephone is the largest telecommunications company in Japan and the second largest in the world. Earnings are improving through continued cost cutting measures.


KOBE STEEL
JAPAN, 1.5%

Kobe Steel is one of the most diversified blast furnace steel producers in Japan. Apart from steel, they also have exposure to machinery and other metals, such as copper and aluminum. The company will benefit not only from a recovery in steel demand, but also in its other divisions as the economy recovers.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

PACIFIC EUROPEAN GROWTH FUND
AUGUST 31, 1995

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (98.1%):
 EUROPE (28.1%):
  FRANCE (5.3%):
   Alcatel Alsthom - telecommunications .................     17,249     $1,730,029
   Elf Aquitaine - oil company ..........................     22,694      1,662,126
   Eridania Berghim Say - sugar company .................     10,130      1,497,915
   Pinault Printemps - retail stores ....................      9,500      1,924,480
   Societe Generale - bank ..............................     18,740      1,957,578
                                                                         ----------
                                                                          8,772,128
                                                                         ----------
 GERMANY (3.1%):
   Deutsche Bank - bank .................................     35,200      1,631,129
   Mannesmann AG - industrial machinery/manufacturing ...      2,770        873,406
   Siemens - electronic capital goods ...................      3,100      1,579,734
   Veba - electricity and chemical company ..............     27,750      1,060,870
                                                                         ----------
                                                                          5,145,139
                                                                         ----------
 ITALY (1.4%):
   Italgas - utilities ..................................    225,800        667,570
   Stet-societa Finanz Telefon - telecommunications and
    cellular ............................................    537,050      1,645,599
                                                                         ----------
                                                                          2,313,169
                                                                         ----------
 NETHERLANDS (2.5%):
   Amev NV - bank .......................................     30,500      1,697,537
   Klondike Post Netherland NV - telecommunications and
    cellular ............................................     34,000      1,172,628
   Vnu-Ver Ned Uitgev Ver Bezit - publishing company ....     11,000      1,304,075
                                                                         ----------
                                                                          4,174,240
                                                                         ----------
 NORWAY (1.0%):
   Hafslund 'A' - pharmaceuticals .......................     64,500      1,547,558
                                                                         ----------
 SPAIN (2.0%):
   Banco Popular Espanol - bank .........................     11,060      1,702,353
   Repsol Sa - oil and gas ..............................     48,000      1,506,340
                                                                         ----------
                                                                          3,208,693
                                                                         ----------
 SWITZERLAND (2.7%):
   Brown Boveri - general engineering ...................      1,310      1,382,325
   Nestle-Registered - food and beverage/processing .....        820        829,871
   Roche Holdings - pharmaceutical company                       335      2,244,458
                                                                         ----------
                                                                          4,456,654
                                                                         ----------
 UNITED KINGDOM (10.1%):
   Abbott Mead Vickers Plc - communications                   57,000        396,319
   Allied Lyons PLC - brewing and distilling ............     84,000        655,751
   Bluebird Toys PLC - toy manufacturer .................    119,600        451,055
   British Aerospace - defense and aerospace ............     30,000        307,296
   British Petroleum - oil and gas ......................    180,000      1,352,102
   British Telecom - telecommunications .................    240,000      1,506,682
   BTR - conglomerate ...................................    193,700      1,025,122
   Cable & Wireless - telecommunications ................    180,000      1,170,518
   Compass Group - contract catering ....................    115,600        733,792
   Cowie Group Plc - automotive .........................    170,000        783,605

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
   General Electric - electronic capital goods ..........    100,000     $  484,224
   Marks & Spencer - retail-general .....................    171,900      1,160,531
   Sheffield Insulation Group - building materials ......     80,000        271,910
   Smithkline Beecham-CL A - consumer health products ...    165,000      1,531,358
   Tesco PLC - retail stores ............................    248,000      1,256,685
   Thorn Emi - hotel and leisure ........................     70,000      1,605,700
   TSB Group - finance ..................................    300,000      1,166,328
   Watmoughs - printing and publishing ..................     73,000        490,572
   Yorkshire Chemicals - chemicals ......................     82,500        408,448
                                                                         ----------
                                                                         16,757,998
                                                                         ----------

    Total Europe Common Stocks  .........................                46,375,579
                                                                         ----------
 LATIN AMERICA (2.1%):
  ARGENTINA (0.2%):
   Inversiones Y Representaciones (IRSA) ADR - real
    estate ..............................................     15,000        331,875
                                                                         ----------
 BRAZIL (0.6%):
   Telebras ADR - telecommunications ....................     25,000      1,078,000
                                                                         ----------
 CHILE (0.4%):
   Five Arrow Chile Warrants - mutual fund ..............     80,000         52,000
   Five Arrows Chile Fund - mutual fund .................    200,000        582,000
                                                                         ----------
                                                                            634,000
                                                                         ----------
 COLUMBIA (0.2%):
   Carulla 144A ADS - retail stores .....................     23,280        285,180
                                                                         ----------
 MEXICO (0.7%):
   Posadas A - hotel and leisure ........................  1,416,400(b)     576,048
   Telefonos De Mexico - telecommunications                   18,000        589,500
                                                                         ----------
                                                                          1,165,548
                                                                         ----------

    Total Latin America Common Stocks  ..................                 3,494,603
                                                                         ----------
 PACIFIC BASIN (67.9%):
  AUSTRALIA (1.9%):
   Wesfarmers Ltd. - chemicals and plastics .............    220,000      1,372,239
   Western Mining - metal mining ........................    260,000      1,746,787
                                                                         ----------
                                                                          3,119,026
                                                                         ----------
 HONG KONG (6.0%):
   Consolidated Electric Power - electric utility .......    670,000      1,380,506
   Dao Heng Bank Group - bank ...........................    684,574      2,184,340
   Esprit Asia Holdings Ltd - retail ....................  2,500,000        968,868
   Hutchison Whampoa - diversified holding company ......    450,000      2,168,325
   Sun Hung Kai Properties - property ...................    255,000      1,852,958
   Yizheng Chemical - chemicals and plastics .             4,490,000      1,334,065
                                                                         ----------
                                                                          9,889,062
                                                                         ----------
 INDIA (1.7%):
   Hindalco Industries ADR - aluminum manufacturer ......     25,000(b)     903,250
   Larsen & Toubro Limited ADS - diverified company .....     70,000      1,400,350

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

PACIFIC EUROPEAN GROWTH FUND
(CONTINUED)

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
   Videocon GDS - electronics ...........................    127,000     $  463,550
                                                                         ----------
                                                                          2,767,150
                                                                         ----------
 INDONESIA (1.9%):
   Gadjah Tunggal - tire manufacturing ..................  1,140,000        829,914
   PT Bank International Indonesia - bank ...............    500,000      1,797,926
   Pt Indocement - construction materials ...............    160,000        568,276
                                                                         ----------
                                                                          3,196,116
                                                                         ----------
 JAPAN (37.1%):
   Daifuku - machine tool manufacturer ..................    122,000      1,629,089
   Dainippon Ink & Chemical - chemical and plastics .....    530,000      2,362,693
   Daiwa Securities - finance ...........................    200,000      2,526,835
   DDI - telecommunications .............................        185      1,569,616
   Denki Kagaku - chemical and plastics .................    300,000(b)   1,026,141
   Honda Motor - motor vehicles .........................    158,000      2,823,892
   Ichiyoshi Securities - securities broker .............    125,000        728,006
   Isetan - retail stores ...............................    184,000      2,589,287
   Kobe Steel - iron/steel and aluminum .................    979,000(b)   2,544,163
   Kumagai Gumi - building materials ....................    400,000      1,918,750
   Maeda Road Construction - transportation                   90,000      1,756,458
   Matsushita Electric Works - electricals ..............    237,000      2,458,734
   Mitsui Fudosan - real estate .........................    265,000      3,429,716
   Mitsui Trust & Bank - bank ...........................    284,000      2,946,330
   Mori Seiki - machine tool manufacturer ...............    157,000      3,483,334
   Nihon Cement Company, LTD - cement manufacturer ......    344,000      2,208,413
   Nihon Jumbo Company - chemicals and plastics .........     31,000        987,109
   Nippon Telegraph and Telephone -
    telecommunications ..................................        285      2,587,849
   Nippon Yusen - shipping ..............................    392,000      2,403,821
   Nissha Printing - print/media publishing .............     75,000      1,078,527
   Nomura - stock broker ................................    168,000      3,313,235
   Sony Corporation - electronics .......................     49,000      2,687,689
   Sumitomo Bank - commercial bank ......................    120,000      2,231,010
   Sumitomo Rubber - tires/auto parts ...................    160,000      1,286,837
   Sumitomo Trust & Banking - bank ......................    185,000      2,527,348
   Tokyo Steel Manufacturing - steel manufacturer .......     84,000      1,622,105
   Topy Industries - tires and auto parts ...............    279,000      1,344,060
   Toshiba - electronics ................................    350,000      2,538,134
   Tsudakoma - machine tool manufacturer ................    101,000        700,272
                                                                         ----------
                                                                         61,309,455
                                                                         ----------
 MALAYSIA (3.9%):
   Genting Berhad - hotels and leisure ..................  1,875,000      1,661,155
   Kim Hin Industries - ceramic tile manufacturer .......    350,000      1,220,686
   Telekom Malaysian - telecommunications ...............    190,000      1,332,932
   YTL Corporation - construction .......................    400,000      2,196,833
                                                                         ----------
                                                                          6,411,606
                                                                         ----------
 PAKISTAN (0.4%):
   Pakistan Telecom - telecommunications ................      6,500(b)     705,250
                                                                         ----------
 PHILIPPINES (1.9%):
   International Container - port operator ..............    812,500        509,380


                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
   Philippine Long Distance Telephone -
    telecommunications and cellular .....................     41,990     $2,648,675
                                                                         ----------
                                                                          3,158,055
                                                                         ----------
 SINGAPORE (3.4%):
   City Development - real estate .......................    385,280      2,318,677
   Development Bank Of Singapore - financial services ...    150,000      1,710,424
   United Overseas Bank - bank ..........................    178,200      1,542,803
                                                                         ----------
                                                                          5,571,904
                                                                         ----------
 SOUTH KOREA (2.3%):
   Pohang Iron And Steel - steel manufacturer                 18,000      1,741,462
   Shinhan Bank - commercial bank .......................     44,977      1,030,158
   Shinsegae Department Store - retail stores ...........     13,032(b)     903,408
   Yukong - oil company .................................      3,811        138,008
                                                                         ----------
                                                                          3,813,036
                                                                         ----------
 TAIWAN (1.7%):
   China Steel - steel manufacturer .....................     75,000      1,462,500
   Taiwan ROC Fund - mutual fund ........................    135,000      1,400,625
                                                                         ----------
                                                                          2,863,125
                                                                         ----------
 THAILAND (5.7%):
   Bangkok Bank - bank ..................................    150,000      1,110,681
   Electricity General Public Company - electric
    utility .............................................    720,000      2,251,353
   Electricity General Public Company Rights - electric
    utility .............................................     80,000              0
   Finance One Compnay Ltd - finance ....................    134,700        914,058
   Land And Houses - residential properties .............     75,200      1,303,387
   Siam Cement - cement manufacturer ....................     21,400      1,404,557
   Srithai Superware - consumer durable goods ...........    100,000        695,220
   Thai Farmers Bank - bank .............................    150,000        920,068
   Thai Petrochemical - chemicals and plastics               555,000        881,040
                                                                         ----------
                                                                          9,480,362
                                                                         ----------

    Total Pacific Basin Common Stocks  ..................                112,284,147
                                                                         ----------

    Total Common Stock (98.1%)
     (cost: $151,683,388)(c)  ...........................                162,154,329
                                                                         ----------

    Other assets in excess of liabilities (1.9%)                          3,115,940
                                                                         ----------
    Net assets (100.0%) ............................... $                165,270,269
                                                                         ----------
                                                                         ----------


NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PRESENTLY NON-INCOME PRODUCING.
(C) ALSO APPROXIMATES THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $  20,325,786
      GROSS UNREALIZED DEPRECIATION ......  (9,854,845)
                                            ----------
        NET UNREALIZED APPRECIATION: ... $  10,470,941
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995

ASSETS:
  Investments in securities, at market value* (note 2) ... $    162,154,329
  Cash in bank on demand deposit ...........................         67,138
  Net unrealized appreciation of foreign currency contracts
    held (notes 2 and 4) ...................................      2,731,443
  Receivable for investment securities sold ................      1,061,058
  Receivable for fund shares sold ..........................         42,439
  Dividends and accrued interest receivable ................        629,336
                                                              ----------------
      Total assets .........................................    166,685,743
                                                              ----------------

LIABILITIES:
  Payable for fund shares redeemed .........................        364,860
  Accrued distribution reimbursement fee ...................         29,467
  Accrued investment management fee ........................         99,146
  Other accrued expenses ...................................        922,001
                                                              ----------------
      Total liabilities ....................................      1,415,474
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    165,270,269
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 11,836,592 shares (note 1) ....... $        118,366
  Additional paid-in capital ...............................    142,856,226
  Undistributed net investment income ......................        681,410
  Accumulated net realized gain on investments and foreign
    currency transactions ..................................      8,408,201
  Unrealized appreciation of investments and translation of
    other assets and liabilities denominated in foreign
    currencies .............................................     13,206,066
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    165,270,269
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          13.96
                                                              ----------------
                                                              ----------------

*Investments in securities, at identified cost ........... $    151,683,388
                                                              ----------------
                                                              ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

INCOME:
  Dividends (net of foreign withholding taxes of
    $227,823) ............................................ $      1,892,570
  Interest  ................................................        166,820
                                                              ----------------
      Total investment income ..............................      2,059,390
                                                              ----------------

EXPENSES (NOTE 6):
  Investment management fee ................................        587,141
  Distribution reimbursement fee ...........................        266,988
  Custodian, accounting and transfer agent fees ............        398,420
  Audit and legal fees .....................................         40,724
  Directors' fees ..........................................          4,920
  Reports to shareholders ..................................         52,676
  Registration fees ........................................         23,244
  Other expenses ...........................................          3,867
                                                              ----------------
      Total expenses .......................................      1,377,980
                                                              ----------------

      Net investment income ................................        681,410
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gain (loss) on:
    Investments (net of foreign withholding taxes of
      $146,761) ............................................      6,482,646
    Foreign currency transactions ..........................       (193,849)
                                                              ----------------
    Net realized gain  .....................................      6,288,797
                                                              ----------------
  Net change in unrealized appreciation or depreciation of
    investments and on translation of other assets and
    liabilities denominated in foreign currencies ..........      8,146,475
                                                              ----------------
    Net gain ...............................................     14,435,272
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     15,116,682
                                                              ----------------
                                                              ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months            Year
                                                               Ended 8/31/95          Ended
                                                                (Unaudited)          2/28/95
                                                              ----------------   ----------------

OPERATIONS:
  Net investment income (loss) ........................... $        681,410           (323,920)
  Net realized gain on investments and foreign currency
    transactions ...........................................      6,288,797         13,540,140
  Net change in unrealized appreciation or depreciation of
    investments and translation of other assets and
    liabilities denominated in foreign currencies ..........      8,146,475        (32,565,743)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     15,116,682        (19,349,523)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains  ....................................             --        (11,890,084)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 1,290,308 and 3,448,028 shares,
    respectively ...........................................     17,396,475         50,722,931
  Issuance of 774,367 shares for reinvestment of
    distributions ..........................................             --         10,384,329
  Payments for 1,570,974 and 2,819,369 shares redeemed,
    respectively ...........................................    (21,635,740)       (41,129,910)
                                                              ----------------   ----------------
    Increase (decrease) in net assets from capital share
      transactions .........................................     (4,239,265)        19,977,350
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............     10,877,417        (11,262,257)
                                                              ----------------   ----------------
Net assets at beginning of period ..........................    154,392,852        165,655,109
                                                              ----------------   ----------------
Net assets at end of period .............................. $    165,270,269        154,392,852
                                                              ----------------   ----------------
                                                              ----------------   ----------------
Undistributed net investment income ...................... $        681,410                 --
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) ORGANIZATION
                 The Pacific-European Growth Fund (the fund) is a series of Piper Global Funds Inc. (Piper Global) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The fund is the only series of Piper Global currently outstanding. On July 6, 1992, the shareholders approved the conversion of the fund from a diversified, closed-end management investment company to a diversified, open-end "series" management investment company. The conversion was implemented on August 31, 1992, when the registration statement as an open-end fund became effective. Piper Global is authorized to issue 100 billion shares of common stock, two billion of which have been designated for the fund with a par value of $0.01 per share. The company's articles of incorporation permit the board of directors to create additional funds in the future.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 The significant accounting policies of the fund are as follows:
                 INVESTMENTS IN SECURITIES
                 Investments in securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price. In instances where market quotations are not readily available and in certain other circumstances, fair value is determined according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

                 FEDERAL TAXES
                 The fund intends to comply with the
                 requirements of the Internal Revenue Code applicable to regulated investment companies and also intends to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                 Net investment income and net realized gains
                 (losses) differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the fund.

                 DISTRIBUTIONS TO SHAREHOLDERS
                 The fund will generally pay dividends from net investment income and realized capital gains, if any, on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                 FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The fund does not separately identify that portion of realized and unrealized gain (loss) on investments arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

                 The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the six months ended August 31, 1995, were $59,468,205 and
                 $54,334,402, respectively.

(4) FORWARD FOREIGN
    CURRENCY CONTRACTS
                 On August 31, 1995, the fund had foreign currency exchange contracts which obligate the fund to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Settlement   Currency to    U.S. $ Value     Currency to     U.S. $ Value    Appreciation
  Date     Be Delivered     as of 8/31/95    Be Received     as of 8/31/95   (Depreciation)
--------  ---------------   -------------   --------------   -------------   -------------
9/1/95       1,872,995HKD       241,958         241,817USD       241,817            (141)
9/1/95       2,461,422HKD       317,972         317,882USD       317,882             (90)
9/6/95       6,378,440THB       254,730         254,425USD       254,425            (305)
9/6/95       6,169,819THB       246,399         246,104USD       246,104            (295)
5/22/96   1,085,825,000JPY   11,611,273      13,000,000USD    13,000,000       1,388,727
5/22/96   1,090,050,000JPY   11,656,453      13,000,000USD    13,000,000       1,343,547
                            -------------                    -------------   -------------
                             $24,328,785                      $27,060,228     $2,731,443
                            -------------                    -------------   -------------
                            -------------                    -------------   -------------

HKD = HONG KONG DOLLAR
THB = THAI BAHT
JPY = JAPANESE YEN
USD = U.S. DOLLAR

(5) FEES AND EXPENSES
                 The fund has entered into the following
                 agreement with Piper Capital Management
                 Incorporated (the adviser):

                 The investment advisory agreement provides the adviser with a monthly investment management fee calculated at the annualized rate of 1% of the fund's average daily net assets up to $100 million, 0.875% on net assets of $100 million to $200 million and 0.75% on net assets in excess of $200 million.

                 Starting in April 1991, the basic fee has been subject to a performance adjustment for the applicable performance period, based on the performance of the fund relative to the Morgan Stanley Capital International EAFE Index. Such performance period has consisted of a rolling 12-month period. For each percentage point the fund outperforms or underperforms the EAFE Index during the applicable performance period, the monthly fee is increased or decreased by 0.05% (on an annualized basis) up to a maximum of 1/12 of 0.25% of the fund's average daily net assets during the month for which the calculation is made. During the six months ended August 31, 1995, the performance adjustment decreased the

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                 management fee by $204,564. Edinburgh Fund
                 Managers plc has been retained by the adviser as subadviser and is paid a fee equal to 55% of the investment management fee plus or minus 90% of the performance adjustment.

                 The fund also pays Piper Jaffray Inc. (the distributor) a monthly fee in connection with the servicing of each shareholder account and in connection with distribution related service provided to the fund. The monthly fee is limited to a maximum of 1/12 of 0.50% of the average daily net assets of the fund. The 0.50% reimbursement fee includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the six months ended August 31, 1995, Piper Jaffray Inc. voluntarily agreed to limit the reimbursement fee to an annual rate of 0.32% of average daily net assets.

                 In addition to the investment management fee and the distribution reimbursement fee, the fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                      Six Months                 Year Ended February 28,
                                                    Ended 8/31/95   -------------------------------------------------   4/27/90* to
                                                     (Unaudited)       1995         1994         1993         1992        2/28/91
                                                    --------------  ----------   ----------   ----------   ----------   -----------
PER-SHARE DATA

Net asset value, beginning of period ........... $       12.73         15.44        10.81        10.53        10.18       10.97
                                                    --------------  ----------   ----------   ----------   ----------   -----------
Operations
  Net investment income (loss)....................         .06         (0.03)       (0.03)          --         0.06        0.20
  Net realized and unrealized gains (losses)......        1.17         (1.63)        4.72         0.28         0.37       (0.79)
                                                    --------------  ----------   ----------   ----------   ----------   -----------
    Total from operations.........................        1.23         (1.66)        4.69         0.28         0.43       (0.59)
                                                    --------------  ----------   ----------   ----------   ----------   -----------
Distributions to shareholders from:
  Net investment income...........................          --            --           --           --        (0.06)      (0.20)
  Return of capital...............................          --            --           --           --        (0.02)         --
  Net realized gains..............................          --         (1.05)       (0.06)          --           --          --
                                                    --------------  ----------   ----------   ----------   ----------   -----------
    Total distributions...........................          --         (1.05)       (0.06)          --        (0.08)      (0.20)
                                                    --------------  ----------   ----------   ----------   ----------   -----------
Net asset value, end of period ................. $       13.96         12.73        15.44        10.81        10.53       10.18
                                                    --------------  ----------   ----------   ----------   ----------   -----------
                                                    --------------  ----------   ----------   ----------   ----------   -----------

SELECTED INFORMATION

Total return++....................................        9.66%       (11.09%)      43.45%        2.66%        4.44%      (5.03%)

Net assets at end of period (000s omitted) ..... $     165,270       154,393      165,655       59,791       35,680      34,492
Ratio of expenses to average daily net
  assets+++.......................................        1.66%         1.76%        1.81%        2.25%        1.92%       1.77%+
Ratio of net investment income (loss) to average
  daily net assets+++.............................         .82%        (0.19%)      (0.29%)       0.03%        0.60%       2.36%+
Portfolio turnover rate (excluding short-term
  securities).....................................          34%           57%          52%          59%          69%         10%

                 *   COMMENCEMENT OF OPERATIONS.
                 +   ADJUSTED TO AN ANNUAL BASIS.
                 ++  TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE
                     DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL
                     DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
                 +++ DURING THE SIX MONTHS ENDED 8/31/95 AND FISCAL 1995 AND
                     1994, THE FUND'S DISTRIBUTION FEE WAS VOLUNTARILY LIMITED
                     BY THE DISTRIBUTOR TO 0.32%, 0.28% AND 0.30%, RESPECTIVELY,
                     OF AVERAGE DAILY NET ASSETS. HAD THE MAXIMUM FEE OF 0.50%
                     BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT
                     INCOME (LOSS) WOULD HAVE BEEN 1.84%/(0.64%), 1.98%/(0.41%)
                     AND 2.01%/(0.49%), RESPECTIVELY. DURING 1993, VARIOUS FEES
                     AND EXPENSES WERE VOLUNTARILY LIMITED OR ABSORBED BY THE
                     ADVISER AND THE DISTRIBUTOR. HAD THE FUND PAID ALL 1993
                     EXPENSES, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME
                     (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.59%
                     AND (0.31%). INCLUDED IN 1993 GROSS EXPENSES WERE EXPENSES
                     OF APPROXIMATELY 0.32% OF AVERAGE DAILY NET ASSETS THAT
                     RELATED TO CONVERTING TO AN OPEN-END FUND.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER CAPITAL
                              MANAGEMENT INCORPORATED
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                          Iain Watt, MANAGING DIRECTOR, EDINBURGH FUND MANAGERS PLC
                          Michael Balfour, DIRECTOR, EDINBURGH FUND MANAGERS PLC

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Robert H. Nelson, VICE PRESIDENT
                          Nancy S. Olsen, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

INVESTMENT SUBADVISER     Edinburgh Fund Managers plc
                          DONALDSON HOUSE, 97 HAYMARKET TERRACE,
                          EDINBURGH, SCOTLAND EH12 5HD

CUSTODIAN                 First Trust
                          180 EAST FIFTH STREET, ST. PAUL, MN 55101

TRANSFER AGENT            Investors Fiduciary Trust Company
                          127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

PIPER CAPITAL
 MANAGEMENT                                                         Bulk Rate
                                                                  U.S. Postage
PIPER CAPITAL MANAGEMENT INCORPORATED                                 PAID
222 SOUTH NINTH STREET                                           Permit No. 3008
MINNEAPOLIS, MN 55402-3804                                          Mpls., MN


[LOGO]
PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

311-95   PGPEX-02